 Brian Napack, President & CEOJohn Kritzmacher, Executive Vice President & CFO

 Safe Harbor StatementThis presentation contains certain forward-looking statements concerning the Company's operations, performance, and financial condition. Reliance should not be placed on forward-looking statements, as actual results may differ materially from those in any forward-looking statements. Any such forward-looking statements are based upon many assumptions and estimates that are inherently subject to uncertainties and contingencies, many of which are beyond the control of the Company and are subject to change based on many important factors. Such factors include, but are not limited to: (i) the level of investment in new technologies and products; (ii) subscriber renewal rates for the Company's journals; (iii) the financial stability and liquidity of journal subscription agents; (iv) the consolidation of book wholesalers and retail accounts; (v) the market position and financial stability of key retailers; (vi) the seasonal nature of the Company's educational business and the impact of the used book market; (vii) worldwide economic and political conditions; (viii) the Company's ability to protect its copyrights and other intellectual property worldwide (ix) the ability of the Company to successfully integrate acquired operations and realize expected opportunities; (x) the Company’s ability to realize operating savings over time and in fiscal year 2021 in connection with our multi-year Business Optimization Program; (xi) the impact of COVID-19 on our operations, performance, and financial condition; and (xii) other factors detailed from time to time in the Company's filings with the Securities and Exchange Commission. The Company undertakes no obligation to update or revise any such forward-looking statements to reflect subsequent events or circumstances.  Non-GAAP MeasuresIn this presentation, management provides the following non-GAAP performance measures:Adjusted Earnings Per Share (“Adjusted EPS”);Free Cash Flow less Product Development Spending;Adjusted Revenue;Adjusted Operating Income and margin;Adjusted Contribution to Profit (“Adjusted CTP”) and margin;Adjusted EBITDA;Organic revenue; andResults on a constant currency (“CC”) basis.Management believes non-GAAP financial measures, which exclude the impact of restructuring charges and credits and other items, provide supplementary information to support analyzing operating results and earnings and are commonly used by shareholders to measure our performance. Free Cash Flow less Product Development Spending helps assess our ability over the long term to create value for our shareholders. Results on a constant currency basis removes distortion from the effects of foreign currency movements to provide better comparability of our business trends from period to period. We measure our performance before the impact of foreign currency (or at “constant currency” “CC”), which means that we apply the same foreign currency exchange rates for the current and equivalent prior period.

COVID-19 accelerating global demand for research and education

Leading position in digital platforms, tech-enabled services and career-enhancing education

Research

Growth in R&D spending will be sustained in the post-pandemic world

Research essential to universities and corporations; fields of study expanding

Demand to publish and access research content increasing at record pace

Education

Pandemic driving demand for online learning, digital curriculum, and affordable pathways

Education counter-cyclical driving reskilling, upskilling, certification

Growing demand to fill critical skill gaps such as IT and digital education

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 Business Review

Consistent strategies paying off with strong performance

Lead in Open Research; accelerate profitable growth in Ed Services; return Ed Publishing to growth

Research Publishing and Platforms up 5%, reflecting record gains in open access and increasing profitability

Education Services showing strong growth in new student starts and enrollment; Q2 and year-to-date EBITDA margins of 21% and 17% (trending ahead of FY22 target of 15%)

Academic & Professional Learning: Education Publishing slightly positive revenue growth with continued market share gains[1] and digital growth exceeding print declines; Professional Learning challenged by COVID-driven bookstore closures and suspension of in-person training

Business optimization gains and COVID-related expense savings driving overall cost savings

Free Cash Flow up $32M (1H) primarily due to improved earnings

[1]Source MPI

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Second Quarter 2021 Summary

Revenue	GAAP EPS	Adj. EPS	Adj. EBITDA
+4%*	+54%**	+12%*	+7%*
$491M	$1.22	$1.00	$120M

- Revenue performance driven by:
  - Robust demand to publish peer-reviewed research and access it through our platforms
  - Increasing uptake of digital content and courseware
  - Growing student demand for online degrees and university demand for education services
- Earnings performance driven by:
  - Research and Education Services revenue and adjusted EBITDA growth
  - Business optimization savings and COVID-related savings in T&E, events and facilities

*At constant currency. Revenue essentially flat excluding acquisitions
** Includes $14 million ($0.25/share) discrete tax benefit related to US CARES Act

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Research Publishing & Platforms

Continued strong momentum in Open Access and Platforms

Revenue +5% $251M	
Adj. EBITDA +14% $94M	

- Publishing revenue +5% driven by open access performance – unprecedented growth in article submissions, output and usage
- Platforms revenue +11% reflecting new client launches and 98% retention
- Corporate solutions up on strength of career centers (job boards for researchers)
- EBITDA improvement (37% margin) from revenue growth, operational efficiency gains and COVID-related savings

Change at constant currency

Revenue +7% as reported

Article Output	Article Acceptance Rate
+22%	26%
YoY	TTM

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Research Publishing & Platforms – Rest of Year

Two objectives: successfully close calendar year '21 subscription renewals and capitalize on the continued strong demand to publish

CY21 subscription pricing pressure modest thus far with approximately 20% of renewals signed; university libraries navigating a challenging financial environment

Subscription pricing pressure expected to be offset by open access growth, driven by strong demand to publish and increasing submit-to-publish conversion rates

Strong platform growth to continue – leading position, long-term contracts, very high recurring revenue

Publishing efficiency initiatives accelerating, resulting in reduced publishing cycle times and increased researcher satisfaction

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Academic & Professional Learning

Strong digital growth offset by COVID-related impact on print books, test prep, and in-person training

Revenue
-5%
$171M

Adj. EBITDA
-10%
$49M

Change at constant currency

- Fall student enrollment down 4% overall - better than anticipated
- Education Publishing accelerated growth in digital content and courseware more than offset print decline; market share[1] up 25% over the past 24 months
- Test Prep and Professional Learning, particularly in-person corporate training, adversely impacted by COVID-related disruption; *Dummies* franchise a bright spot
- EBITDA decline mainly from revenue performance, partly offset by business optimization initiatives and COVID-related savings. Adjusted EBITDA margin at 29%

Digital Content Revenue
+32%
YoY

zyBooks Courseware Revenue
+46%
YoY

[1]Source MPI: Market share calculated based of TTM as of October sourced by MPI; MPI track sales from six Publishers (Wiley Cengage, Pearson, Macmillan and Oxford University Press) for products developed and marketed to the US post-secondary education market

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 Academic & Professional Learning – Rest of Year  Rapid digital content and courseware growth to continue, showing the effectiveness of our strategiesPrint book declines to continue but impact on total business diminishing New business models and pricing initiatives generating momentum. in line with strategies Test prep and corporate training under continued pressure from cancelled exams and suspension of in-person instruction; corporate training recovery gaining momentum through virtual delivery Organization simplification and workflow improvements to drive efficiency and effectiveness gains, particularly go-to-market and product development

Education Services

Profitable growth strategy yielding strong results; university interest accelerating

Revenue
+27%
$69M

Adj. EBITDA
+94%
$15M

- Education Services organic growth of 6% from strong enrollment and program launches, offset by lower sales of unbundled services
- Two new full-service partners – La Trobe University (Australia) and University of Montana (US); University of Wyoming (US) signed as unbundled services partner
- *mthree* inorganic contribution of $13M in revenue for the quarter
- Profitable growth realized- Adjusted EBITDA margin of 21% (1H +17%)

Change at constant currency

Revenue at constant currency up 6% excluding m*three* acquisition (+$13M)

Enrollments	University Partners
+13%	67
Q2 ’21	Total

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Education Services – Rest of Year

Strong OPM enrollment growth to continue despite near-term enrollment uncertainty

Solid pipeline of university partnerships and programs

Key partners seeking online expansion opportunities

Steady IT talent placements at m*three* as corporations look to build out their tech talent capacity

Sustained business optimization momentum, improving student acquisition costs and sustainable gains in EBITDA margins

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 Financial Review  John Kritzmacher, Executive Vice President & CFO

Cash Flow, Balance Sheet, and Returns to Shareholders

- **Free Cash Flow:** higher by $32M due to improved earnings partially offset by unfavorable timing of working capital. FCF historically a use in 1H due to timing of journal subscription collections
- **Modest Leverage:** Net Debt / EBITDA at 1.9 ttm
- **Ample Liquidity:** $741M including $86M cash on hand and $655M of undrawn credit capacity
- **Targeted Investment and M&A:** focused on tech-enabled products and services, as well as process optimization and automation
- **Share Repurchases:** expected to resume as global economic uncertainty subsides

Free Cash Flow

1H20	1H21	Change
($156M)	($124M)	+$32M

Dividend Yield

3.8%

Current as of Dec 7

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Business Optimization and Cost Measures

Business Optimization	• Research – publishing process optimization to accelerate growth (automated cascade) and reduce costs per article (faster cycle times, increased scale efficiencies) • Academic & Professional Learning – convergence and optimization of ecommerce platforms to leverage accelerated shift to digital consumption (direct to consumer) • Education Services – optimization of student acquisition and marketing costs • $2M restructuring charge recorded in Q2/ $4M in run rate savings expected
Facilities	• Virtual work environment made permanent for small office locations • Global footprint to be reduced by around 12% • Approximate $15-$20M Q3 restructuring charge to yield $7-$8M in annualized savings
COVID-Related Savings	• Sweeping savings in travel and marketing events • Anticipate much-reduced steady state T&E and event spending post-pandemic

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 Metric  FY20  FY21 Outlook*  Revenue  $1,831M  $1,865M - $1,885M       Research Publishing & Platforms    Low-single digit growth       Academic & Professional Learning    Mid-single digit decline       Education Services    Double-digit growth**  Adjusted EBITDA  $356M  $380M - $395M  Adjusted EPS  $2.40  $2.50 - $2.70  Free Cash Flow  $173M  $175M - $200M  *Outlook reflects actual currency for results through Q2 and assumes current FX rates prevail for remainder of year**Mid-single digit growth on an organic basis, inclusive of mthree  Full Year Outlook Increasing confidence in a challenging environment

Consistent strategies paying off with strong performance

Lead in Open Research; accelerate profitable growth in Ed Services; return Ed Publishing to growth

Research Publishing and Platforms up 5%, reflecting record gains in open access and increasing profitability

Education Services showing strong growth in new student starts and enrollment; Q2 and year-to-date EBITDA margins of 21% and 17% (trending ahead of FY22 target of 15%)

Academic & Professional Learning: Education Publishing slightly positive revenue growth with continued market share gains[1] and digital growth exceeding print declines; Professional Learning challenged by COVID-driven bookstore closures and suspension of in-person training

Business optimization gains and COVID-related expense savings driving overall cost savings

Free Cash Flow up $32M (1H) primarily due to improved earnings

[1]Source MPI

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Thank you for joining usEarnings material and events calendar at https://www.wiley.com/en-us/investorsQ3 2021 Earnings Call – MarchContact us for follow-up at: brian.campbell@wiley.com+1(201) 748-6874

 APPENDIX

 Reconciliation of Adjusted EPS

 Reconciliation of Adjusted EBITDA